Customer deposits	12 Months Ended
Dec. 31, 2023
Customer deposits
Customer deposits

13.         Customer deposits

Advances for real estate properties comprise sales proceeds received from customers for the pre-sale of residential units in the PRC. Advances for real estate properties are typically funded up to 40% - 80% by mortgage loans made by banks to the customers. The Group holds certain cash balances in restricted cash accounts at the relevant banks (Note 2 (f)). The Group, in return, has a right to withhold transfer of title to the customer until outstanding amounts are fully settled.

	December 31,	December 31,
	2022	2023
	US$	US$
Advances for real estate properties	1,866,575,083	1,279,142,157
Add: increase in revenue recognized in excess of amounts received from customers	—	—
Less: recognized as progress billings	(586,058,078)	(539,128,802)
Customer deposits (Note 2(i))	1,280,517,005	740,013,355